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                                                                      EXHIBIT 23



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 26, 2000, included in this Form 11-K for the year ended December 31, 1999, into Dole Food Company, Inc.'s previously filed Registration Statement No. 33-60643.





                                                             ARTHUR ANDERSEN LLP



Los Angeles, California
June 26, 2000


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